UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2010

Javelin Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32949	88-0471759

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

125 CambridgePark Drive, Cambridge Massachusetts	02140

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (617) 349-4500

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On February 11, 2010, Javelin Pharmaceuticals, Inc. issued a press release announcing that a reexamination conducted by a third party of pain score measurements from its Phase III study of Ereska™ (intranasal ketamine) showed that top line results for its primary endpoint were statistically significant. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits.

Exhibit
No.	Description

99.1	Press Release of Javelin Pharmaceuticals, Inc. dated February 11, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAVELIN PHARMACEUTICALS, INC.
By:	/s/ Martin J. Driscoll
	Name:	Martin J. Driscoll
	Title:	Chief Executive Officer

Dated: February 11, 2010

EXHIBIT INDEX

Number	Document

99.1	Press Release of Javelin Pharmaceuticals, Inc. dated February 11, 2010